UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2010

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49715	91-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 29, 2010, the Company increased the size of its board of directors to three members and appointed Rongqi Dai as an independent director of the Company.  Mr. Dai shall be granted cash compensation of RMB$5,000 per year as consideration for his services as director.

Mr. Dai, age 54, has successfully built and led a variety of companies within the consumer electronics market. Since 2003, Mr. Dai has served as Executive Director of CEC Shenzhen SED Electronics Co., Ltd., with full responsibility for sales and marketing of the company's mobile phone accessories. From 2002 through 2009, Mr. Dai served as President of Shenzhen Qianhao Communication Electronics Co., Ltd., a subsidiary of Shenzhen Zhongfa Electronic Co. Prior to that, he served for seven years as President of Shenzhen Zhongfa Electronic Co., Ltd., which is affiliated with the China Electronic Appliance Corporation, one of the three largest state-owned trading companies in the electronic industry in China. There he was responsible for R&D and marketing a variety of GPS products.  Mr. Dai is a graduate of Xi’an International Studies University.

There is no transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Dai had or will have a direct or indirect material interest.

Item 7.01.  Regulation FD Disclosure.

On April 29, 2010, the Company issued a press release announcing the appointment of its new independent director.  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 29, 2010, issued by New Energy Systems Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2010

NEW ENERGY SYSTEMS GROUP

By:	/s/ Fushun Li
Fushun Li
Chief Executive Officer

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